SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 9, 2003

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

          DELAWARE                      0-26483                 94-3236309
(State or other jurisdiction of       (Commission            (I.R.S. Employer
 incorporation or organization)       File Number)        Identification Number)

             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrants Telephone Number, Including Area Code: (650) 624-1000

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Item 5. Other Events.

On June 9, 2003, VaxGen, Inc. announced that it has raised $7 million through the sale of 1,591,307 newly issued shares of common stock to a single institutional investor.

Item 7. Financial Statements and Exhibits.

      (a)   Financial statements of business acquired. Not applicable.

      (b)   Pro forma financial information. Not applicable.

      (c)   Exhibits.

Exhibit No.     Description

99.1            Press release issued by VaxGen, Inc. on June 9, 2003.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                VaxGen, Inc.
                                                (Registrant)

Dated: June 9, 2003

                                                By: /s/ Carter A. Lee
                                                    ----------------------------
                                                    Carter Lee
                                                    Senior Vice President
                                                    Finance & Administration

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                                  EXHIBIT INDEX

Exhibit No.     Description

99.1            Press release issued by VaxGen, Inc. on June 9, 2003.